EXHIBIT 99.1

                                                              EXECUTION COPY


                           DELTA FUNDING CORPORATION,
                             as Seller and Servicer,


                       THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee,


                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                           as Securities Administrator


                                 AMENDMENT NO. 1

                            dated as of July 13, 1999

                                     to the

                         POOLING AND SERVICING AGREEMENT

                            dated as of May 31, 1999

            Home Equity Loan Asset-Backed Certificates, Series 1999-2

          AMENDMENT NO. 1, dated as of July 13, 1999 (this "Amendment") among Delta Funding Corporation, a New York Corporation ("Delta"), as Seller (in such capacity, the "Seller") and as the Servicer (in such capacity, the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association, as the Securities Administrator (the "Securities Administrator"), and The First National Bank of Chicago, a national banking association, as the Trustee (the "Trustee") of the Pooling and Servicing Agreement, dated as of May 31, 1999, among the the Seller, the Servicer, the Securities Administrator, and the Trustee (as amended, modified or supplemented from time to time, the "Pooling and Servicing Agreement").

          WHEREAS, Delta desires to amend Article I of the Pooling and Servicing Agreement;

          WHEREAS, the Pooling and Servicing Agreement permits amendments and modifications pursuant to Section 11.01 under certain circumstances without the consent of any of the Certificateholders; and

          WHEREAS, all capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Pooling and Servicing Agreement.

          NOW, THEREFORE, the parties hereto agree to amend Article I of the Pooling and Servicing Agreement by deleting the existing definition of "Required Overcollateralization Amount" and inserting the following definition in its place:

"As to any Distribution Date (a) through and including the Distribution Date in September 1999, zero; (b) after the Distribution Date in September 1999 and prior to the Stepdown Date, the product of (i) 1.15% and (ii) the aggregate Original Class Principal Balances of the Offered Certificates; and (c) on and after the Stepdown Date, the greater of (i) the lesser of (x) the product of 1.15% and the aggregate Original Class Principal Balances of the Offered Certificates and (y) the product of 2.30% and the Pool Balance as of the end of the related Due Period and (ii) the OC Floor; provided, however, that on each Distribution Date during the continuance of (a) a Cumulative Loss Event, the Required Overcollateralization Amount will equal 1.15% of the aggregate Original Class Principal Balances of the Offered Certificates or (b) a Delinquency Event, the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Delinquency Event first occurred."

          All other provisions of the Pooling and Servicing Agreement dated as of May 31, 1999 are hereby affirmed in all respects. Henceforth, "Pooling and Servicing Agreement" shall refer to the Pooling and Servicing Agreement as amended hereby.

          Delta has delivered to the other parties hereto copies of the letters from each Rating Agency stating that the amendment will not result in the downgrading or withdrawal of the respective ratings assigned to the Offered Certificates.


          Neither the Trustee nor the Securities Administrator make any representation or warranty with respect to any recital or representation herein, nor the validity, enforceability or sufficiency of this Amendment.

          This Amendment shall be governed by the laws of the State of New York (excluding provisions regarding conflicts of laws).


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          IN WITNESS WHEREOF, the Seller, the Servicer, the Trustee and the
Securities Administrator have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.


                                            DELTA FUNDING CORPORATION,
                                              as Seller and Servicer


                                            By /s/ DAWN CECCARINI
                                               -------------------------
                                               Name:  Dawn Ceccarini
                                               Title: Vice President


                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                              as Trustee


                                           By /s/ MARY R. FONTI
                                              --------------------------
                                              Name:  Mary R. Fonti
                                              Title: Assistant Vice President


                                            NORWEST BANK MINNESOTA, NATIONAL
                                             ASSOCIATION, as Securities
                                             Administrator


                                          By  /s/ PETER J. MASTERMAN
                                              ---------------------------
                                              Name:   Peter J. Masterman
                                              Title:  Vice President